UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04451

Legg Mason Capital Management Special Investment Trust, Inc.

(Exact name of Registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2011

Investment Commentary and

Semi-Annual

Repor t

Legg Mason Capital Management

Special Investment Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Special Investment Trust, Inc.

Fund objective

The Fund seeks capital appreciation.

Investment commentary

Market overview

As of April 30, 2011, calendar year-to-date returns are nicely positive for every U.S. equity market index, with mid-caps, small-caps and growth leading the way. Of the sectors, only Financials and Information Technology (“IT”) have decisively underperformed the market over the last twelve months. Looking back over the past three years, returns were mixed, but only the Russell 1000 Value Indexi posted an annualized negative return, weighed down by Financials, Utilities and (believe it or not) Energy. The strongest performers over the past three years were the mid-cap, small-cap and growth segments of the market, driven by strong performance in Consumer Discretionary, Consumer Staples, Health Care and IT.

During April, the “it” event that spooked investors came mid-month when credit rating agency Standard & Poor’s (“S&P”) ratcheted down the United States’ credit outlook to “negative.” In a statement, S&P noted the obvious — the U.S. has large annual budget deficits, $14 trillion in federal debt and a politically polarized budget process which makes difficult choices even thornier. Although changing the outlook from “stable” to “negative” does not reduce the U.S.’s vaunted triple-A (“AAA”) rating, it sparked investors’ lingering post-traumatic stress from 2008 and early 2009. Commentators chimed in with dire predictions about how the Chinese would stop buying U.S. debt, Congress would fail to raise the debt ceiling thereby triggering a default, and nothing would get done to fix any of this before the 2012 election.

The media latched onto the story, and equities followed the script as the S&P 500 Indexii fell 1.1% on April 18th. However, the bears’ victory dance was brief as the equity market reversed much of its April 18th decline the next day, and by the end of the week was 1.3% higher than it had closed the previous week. The market’s sharp recovery should not be surprising and, absent major new developments, we do not believe that the U.S.’s credit rating, the debt ceiling or budget negotiations are likely to undermine the market.

Contrary to popular perception, the market manages to look through well-understood events. The reason is simple. Markets rapidly discount current information and expectations for the future. It is not current fundamentals that drive price changes, but rather the expectations that are discounted and how those expectations change. Therefore, even the worst news bulletin doesn’t necessarily result in lower prices if the

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Special Investment Trust, Inc.	III

market has already discounted the information. When dealing with a situation as prominent and well-vetted as the United States’ fiscal condition, it is unlikely that a report that simply enumerates well-known woes will shift the prevailing market direction. While there is plenty of insight that can come from a trenchant analysis of the fiscal situation of the United States — Mary Meeker’s recent “A Basic Summary of America’s Financial Statements” is an excellent start for those interested — there was little in the “news” from S&P that the equity market hadn’t already discounted.

Despite the histrionics of April 18th, the credit default swap (“CDS”) market on U.S. Treasury bonds reflects that not only is the perceived risk of a U.S. default not rising, but it also has been declining for roughly the past two years. CDSs are the predominant instrument for holders of government bonds seeking to insure their investments against the risk of default. In this market, CDS prices rise in concert with the fear of default. While CDSs on U.S. Treasury debt closed up eight basis points to 49.50 basis points on April 18th, this move soon reversed similar to the snap-back in equities and traded at 43.92 as of month end. This is less than two basis points higher than the 42.63 average over the past twelve months and well below the preceding twelve-month high of 51.50 on January 28th. Further, current CDS prices are well below the 100.00 level seen in early 2009 when the financial crisis was at its height. Contrary to all you read about the impending fiscal crisis, CDS prices have been coming down over the last two years or so.

As of the end of the period, the Fund remained fairly concentrated, with the top ten holdings accounting for almost 30% of its total assets, and approximately 60% of the assets invested in three sectors: Financials, IT and Health Care.

Legg Mason Capital Management Special Investment Trust, Inc.

Top contributors to performance

During the six months ended April 30, 2011, Gen-Probe Inc. was a material contributor to the Fund’s performance. The company, which develops, manufactures and markets tests used to diagnose human diseases and screen donated human blood in North America and internationally, continued to post reasonably strong results during the period. Near the end of the period, the company announced it had put itself up for sale, and we believe that the probability of a deal closing is high. In our opinion, it is likely that there are multiple companies interested in a quality growth asset like Gen-Probe, and there is a good probability that a deal will be struck at a price higher than the current one.

CONSOL Energy Inc. was also a strong contributor to the portfolio, rallying more than 70% after bottoming in August as the coal market has tightened considerably due to supply constraints. Specifically, geological and regulatory issues in Central Appalachia have reduced supply, and we think even more supply constraints are possible. We expect that producers in other areas that are more reliable (like CONSOL’s Northern Appalachia reserves) will gain market share even if overall demand for coal in the U.S. declines due to environmental regulations. Furthermore, we believe the changes in supply and demand of coal on a global basis will likely cause reliable producers like CONSOL to increase in value, even more so when considering its export capacity via its terminal in Baltimore. Beyond this, CONSOL has a long history of disciplined capital allocation with the focus in maximizing shareholder value. We expect that the company will look to unlock value in its natural gas assets through sales or joint ventures.

The Investment Commentary is not a part of the Semi-Annual Report.

IV	Legg Mason Capital Management Special Investment Trust, Inc.

Investment commentary (cont’d)

Now three years into a major turnaround, Integrated Device Technology Inc. is starting to see improved results. The company, which designs, develops, manufactures and markets a range of integrated circuits for communications, computing and consumer industries worldwide, reported fourth quarter earnings and revenue slightly ahead of expectations and issued guidance that was in line with the market expectations despite a modest negative impact on revenue from the situation in Japan. We believe that the fourth quarter results, coupled with the additional information provided during the company’s recent conference call, offered ample evidence that IDT’s turnaround is making substantial progress. In addition, management believes that the company is well positioned to benefit from major secular growth trends, including the deployment of 4G wireless networks, cloud computing and the proliferation of mobile devices.

Top detractors from performance

United Continental Holdings Inc. (“UAL”) detracted from performance during the six months ended April 30th. Shares of airline stocks suffered recently as a result of the spike in jet fuel prices caused by unrest in the Middle East. Despite the volatility in fuel prices, we continue to believe that UAL represents a very attractive equity with strong operational performance and a relatively cheap valuation.

Shares of Assured Guaranty Ltd. detracted from performance over the period after S&P proposed changes to the way it rates bond insurers. The new methodology could prompt downgrades to the guarantors’ credit ratings, S&P said. But even if a downgrade were to reduce Assured’s total addressable market by a full 50%, we believe its shares have little downside, as they currently trade near their runoff value of $15. Moreover, recent management commentary suggests Assured has several potential options for successfully coping with a downgrade. Despite the rating uncertainty that threatens the company’s ability to write a significant amount of new business and continued credit risk in its structured finance and public finance portfolios, we believe the risk is well discounted with shares trading at the beginning of May at just 0.6x operating book value and 0.3x adjusted book value.

Danish jewelry maker Pandora A/S detracted from performance after the company’s fourth quarter report showed disappointing volumes and margins, and the firm’s 2011 outlook was also weaker-than-expected. Although there were a few sources of concern in the quarter, we believe that the market reaction was overdone, as Pandora’s business fundamentals appear to be positive. We recognize that there are risks associated with the investment, namely the company’s concentration in the charm bracelet business, which accounts for 70% of revenues. However, we believe the firm is making progress in its efforts to diversify and, in addition, has built strong relationships with many key retail partners. The company has shown tremendous growth in recent years, and we believe it is making good progress in its efforts to move into new markets and upgrade existing stores in its developed markets.

Market outlook

There are two excellent mental models that helped frame the financial crisis and continue to be useful in evaluating the current market context. The first was George Soros’ reflexivity model, which argues that market feedback loops can drive extreme outcomes. In my opinion, reflexivity was a primary factor why capital markets priced in

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Special Investment Trust, Inc.	V

a great depression outcome two years ago, even though a depression never transpired. This also ties in with Bill Miller’s recent comments that financial markets are often causative of economic activity, and underlies Federal Reserve Board (“Fed”)iii Chairman Bernanke’s tacit targeting of asset prices under Quantitative Easing 2 in order to help sustain the economic recovery.

The second mental model comes from Michael Milken, who essentially frames the capital market’s ability to function as very similar to an immune system’s ability to fight off disease and sickness. Milken argued in a June 2009 Wall Street Journal article that functioning capital markets “provided the ‘antibodies’ that corporate America could depend on to fight off the infection of recession.” This framing was echoed by Warren Buffett who had likened the U.S. economy during the crisis to a “great athlete who’s down on the floor with a heart attack.”

Lately, lots of viruses have been attacking the market. Oil spiked above $100 per barrel on Mideast tensions, Japan has endured a human tragedy and a potential nuclear meltdown, and Europe continues to grapple with a slow-moving debt crisis in its periphery. Yet, the S&P 500 Index so far has only had to endure a 7% correction, and has recently rallied back close to recent highs. At the same time, stress markers on our risk dashboard (which we monitor to gauge how well the market’s immune system is absorbing risk), such as credit and money market spreads, have barely budged. What gives?

My primary answer is that the U.S. market’s immune system is, in my opinion, actually in pretty good shape. We have effectively recapitalized our banking system, there is a record $1.5 trillion in cash on non-financial U.S. corporate balance sheets, private credit is starting to grow again, capital spending is rebounding smartly from depressed levels, and there are signs the employment picture is improving. Most importantly, as of the end of April, equity valuations are still not stretched, with the S&P 500 Index valued at about fourteen times current year earnings and generating near all-time high free cash flows (operating cash flow minus capital expenditures).

It’s also critical, in my opinion, that many U.S. industries have dramatically restructured, and are now capable of generating profits and ample cash flow at what would have been considered extremely depressed demand levels two years ago. For instance, two of the most sensitive market sectors to increased oil prices, Airlines and Automobiles, are continuing to sustain close-to-record profit margins. We are keen observers of these positive industry changes as the market is often slow to adjust to dramatic changes. It also clearly demonstrates that capitalist systems can, with time, adjust to major structural challenges. Perhaps, you need abrupt high-impact surprises — true black swans — to spike risk and cause market heart attacks.

I am not, however, arguing that further pathogens couldn’t negatively impact the market. The aggregate level of debt in developed countries, like the U.S., is still extremely high, which makes the system vulnerable to negative reflexive feedback loops from asset price declines. An asset price decline could be triggered if commodity prices continue to climb and undermine confidence to such a degree that we suffer a demand shock. This is ironic, because higher commodity prices could ultimately trigger another deflationary scare.

Fortunately, equity valuations and much stronger U.S. company immune systems

The Investment Commentary is not a part of the Semi-Annual Report.

VI	Legg Mason Capital Management Special Investment Trust, Inc.

Investment commentary (cont’d)

are providing us with lots of tools to work with as long-term valuation managers. The portfolio continues to be valued attractively relative to its respective mid-cap indices. In my opinion, the portfolio also has a good mix of attractively valued “quality” stocks, primarily in the Health Care and IT areas, and extremely attractive deep-value stocks, primarily in Financials and restructured domestic cyclical areas. We are also overweight Energy, primarily through depressed natural gas stocks, but I believe we are very well positioned if we get any stabilization or correction in commodity prices. Regardless, we will continue to be diligent observers of the market as we continually look for valuation opportunities, and adjust the portfolio accordingly.

As always, we thank you for your support and welcome your comments.

Samuel M. Peters, CFA

May 18, 2011

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

Portfolio holdings and breakdowns are as of April 30, 2011 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: KKR

Financial Holdings LLC (3.6%), United Continental Holdings Inc. (3.5%), Assured Guaranty Ltd. (3.4%), Integrated Device Technology Inc. (3.0%), eBay Inc. (2.7%), Energizer Holdings Inc. (2.5%), Genworth Financial Inc., Class A Shares (2.5%), Boston Scientific Corp. (2.3%), Safeway Inc. (2.3%) and WellPoint Inc. (2.2%). Please refer to pages 5 through 8 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2011 were: Financials (24.7%), Information Technology (18.9%), Health Care (16.8%), Industrials (12.8%) and Consumer Discretionary (10.1%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Special Investment Trust, Inc.	VII

[i]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

The Investment Commentary is not a part of the Semi-Annual Report.

April 30, 2011

Semi-Annual

Repor t

Legg Mason Capital Management

Special Investment Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Capital Management Special Investment Trust, Inc. for the six-month reporting period ended April 30, 2011.

Total returns for the Fund, excluding sales charges, for the six-month period ended April 30, 2011 are presented below, along with those of the Fund’s unmanaged benchmark and Lipper peer group:

Performance Snapshot as of April 30, 2011
(excluding sales charges) (unaudited)	6 months
Legg Mason Capital Management Special Investment Trust, Inc.:
Class A	17.36%
Class C	16.87%
Class R	17.13%
Class FI	17.30%
Class I	17.51%
S&P MidCap 400 Index[i]	23.25%
Lipper Mid-Cap Core Funds Category Average[1]	21.06%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 28, 2011, the gross total operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.07%, 1.86%, 1.45%, 1.14% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 374 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,
•	Market insights and commentaries from our portfolio managers, and
•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting Chairman	R. Jay Gerken, CFA President

May 27, 2011

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. The Fund may invest in high-yield bonds, which possess greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2011 and October 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

4	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2010 and held for the six months ended April 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	17.36%	$1,000.00	$1,173.60	1.04%	$5.60	Class A	5.00%	$1,000.00	$1,019.64	1.04%	$5.21
Class C	16.87	1,000.00	1,168.70	1.84	9.89	Class C	5.00	1,000.00	1,015.67	1.84	9.20
Class R	17.13	1,000.00	1,171.30	1.40	7.54	Class R	5.00	1,000.00	1,017.85	1.40	7.00
Class FI	17.30	1,000.00	1,173.00	1.14	6.14	Class FI	5.00	1,000.00	1,019.14	1.14	5.71
Class I	17.51	1,000.00	1,175.10	0.77	4.15	Class I	5.00	1,000.00	1,020.98	0.77	3.86

[1]	For the six months ended April 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	5

Schedule of investment (unaudited)

April 30, 2011

Legg Mason Capital Management Special Investment Trust, Inc.

Security	Shares	Value
Common Stocks — 99.6%
Consumer Discretionary — 10.1%
Diversified Consumer Services — 1.6%
Career Education Corp.	950,000	$20,719,500	*
Hotels, Restaurants & Leisure — 0.9%
Bwin.Party Digital Entertainment PLC	4,500,000	11,462,775	*
Household Durables — 3.5%
Lennar Corp., Class A Shares	1,400,000	26,586,000
Stanley Black & Decker Inc.	250,000	18,162,500
Total Household Durables		44,748,500
Internet & Catalog Retail — 1.5%
Expedia Inc.	800,000	20,024,000
Specialty Retail — 1.1%
Aeropostale Inc.	550,000	14,041,500	*
Textiles, Apparel & Luxury Goods — 1.5%
Pandora A/S	440,000	19,819,269
Total Consumer Discretionary		130,815,544
Consumer Staples — 4.8%
Food & Staples Retailing — 2.3%
Safeway Inc.	1,200,000	29,172,000
Household Products — 2.5%
Energizer Holdings Inc.	425,000	32,100,250	*
Total Consumer Staples		61,272,250
Energy — 6.6%
Energy Equipment & Services — 0.2%
Exterran Holdings Inc.	125,000	2,713,750	*
Oil, Gas & Consumable Fuels — 6.4%
CONSOL Energy Inc.	500,000	27,045,000
Penn West Petroleum Ltd.	351,400	8,999,354
Petrohawk Energy Corp.	700,000	18,907,000	*
QEP Resources Inc.	650,000	27,774,500
Total Oil, Gas & Consumable Fuels		82,725,854
Total Energy		85,439,604
Financials — 24.7%
Capital Markets — 4.2%
Fortress Investment Group LLC, Class A Shares	4,500,000	27,765,000	*
Penson Worldwide Inc.	1,272,000	7,721,040	*
Solar Capital Ltd.	716,793	18,192,206
Total Capital Markets		53,678,246

See Notes to Financial Statements.

6	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Capital Management Special Investment Trust, Inc.

Security	Shares	Value
Commercial Banks — 5.5%
Comerica Inc.	450,000	$17,068,500
First Interstate BancSystem Inc., Class A Shares	950,000	12,996,000	(a)
First Southern Bancorp Inc., Class B Shares, Series C Cnv Pfd	263,250	5,554,575	*(b)(c)
KeyCorp	1,200,000	10,404,000
PrivateBancorp Inc.	409,504	6,445,593
Synovus Financial Corp.	7,500,000	18,750,000
Total Commercial Banks		71,218,668
Diversified Financial Services — 3.6%
KKR Financial Holdings LLC	4,625,000	46,712,500
Insurance — 9.5%
Allied World Assurance Co. Holdings Ltd.	400,000	25,988,000
Assured Guaranty Ltd.	2,550,000	43,350,000
Genworth Financial Inc., Class A Shares	2,625,000	31,998,750	*
Syncora Holdings Ltd.	4,202,041	1,806,878	*(a)
XL Group PLC	800,000	19,536,000
Total Insurance		122,679,628
Real Estate Investment Trusts (REITs) — 1.4%
Pennymac Mortgage Investment Trust	1,000,000	18,320,000
Thrifts & Mortgage Finance — 0.5%
Radian Group Inc.	1,000,000	5,930,000
Total Financials		318,539,042
Health Care — 16.4%
Biotechnology — 3.4%
Alkermes Inc.	1,575,000	22,711,500	*
Human Genome Sciences Inc.	700,000	20,629,000	*
Total Biotechnology		43,340,500
Health Care Equipment & Supplies — 5.1%
Boston Scientific Corp.	4,000,000	29,960,000	*
Gen-Probe Inc.	275,000	22,803,000	*
Stryker Corp.	225,000	13,275,000
Total Health Care Equipment & Supplies		66,038,000
Health Care Providers & Services — 2.2%
WellPoint Inc.	375,000	28,796,250
Health Care Technology — 1.4%
MedAssets Inc.	1,100,000	17,622,000	*
Pharmaceuticals — 4.3%
BG Medicine Inc.	1,750,920	12,674,908	(a)(b)(c)(d)
Forest Laboratories Inc.	550,000	18,238,000	*

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	7

Legg Mason Capital Management Special Investment Trust, Inc.

Security	Shares	Value
Pharmaceuticals — continued
Medicis Pharmaceutical Corp., Class A Shares	425,000	$15,070,500
Nektar Therapeutics	950,000	9,861,000	*
Total Pharmaceuticals		55,844,408
Total Health Care		211,641,158
Industrials — 12.8%
Airlines — 3.6%
United Continental Holdings Inc.	2,000,000	45,640,000	*
Building Products — 3.3%
Masco Corp.	1,650,000	22,143,000
Owens Corning Inc.	550,000	20,812,000	*
Total Building Products		42,955,000
Commercial Services & Supplies — 1.3%
Copart Inc.	375,000	17,013,750	*
Construction & Engineering — 1.1%
Aecom Technology Corp.	525,000	14,311,500	*
Electrical Equipment — 1.2%
Babcock & Wilcox Co.	500,000	15,705,000	*
Road & Rail — 1.0%
Swift Transportation Co.	900,000	12,627,000	*
Trading Companies & Distributors — 1.3%
Aircastle Ltd.	1,350,000	16,821,000
Total Industrials		165,073,250
Information Technology — 18.9%
Communications Equipment — 0.8%
F5 Networks Inc.	100,000	10,136,000	*
Internet Software & Services — 4.2%
eBay Inc.	1,000,000	34,400,000	*
Rackspace Hosting Inc.	425,000	19,630,750	*
Total Internet Software & Services		54,030,750
Semiconductors & Semiconductor Equipment — 9.1%
Integrated Device Technology Inc.	4,800,000	39,048,000	*
Marvell Technology Group Ltd.	1,200,000	18,516,000	*
Micron Technology Inc.	2,000,000	22,580,000	*
PMC-Sierra Inc.	3,000,000	24,060,000	*
Spansion Inc.	700,000	13,790,000	*
Total Semiconductors & Semiconductor Equipment		117,994,000
Software — 4.8%
Adobe Systems Inc.	600,000	20,130,000	*

See Notes to Financial Statements.

8	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Capital Management Special Investment Trust, Inc.

Security	Shares	Value
Software — continued
MICROS Systems Inc.	400,000	$20,808,000	*
Red Hat Inc.	450,000	21,361,500	*
Total Software		62,299,500
Total Information Technology		244,460,250
Materials — 1.6%
Chemicals — 1.6%
Nalco Holding Co.	700,000	20,447,000
Telecommunication Services — 1.6%
Wireless Telecommunication Services — 1.6%
NII Holdings Inc.	500,000	20,790,000	*
Utilities — 2.1%
Independent Power Producers & Energy Traders — 2.1%
Calpine Corp.	1,650,000	27,637,500	*
Total Common Stocks (Cost — $934,957,421)		1,286,115,598
Preferred Stocks — 0.4%
Financials — 0.0%
Commercial Banks — 0.0%
First Southern Bancorp Inc.	450	450,000	(b)(c)
Health Care — 0.4%
Health Care Equipment & Supplies — 0.4%
Super Dimension Ltd., Series D-1	256,650	2,656,328	(a)(b)(c)(d)
Super Dimension Ltd., Series D-2	209,986	2,173,355	(a)(b)(c)(d)
Total Health Care		4,829,683
Total Preferred Stocks (Cost — $10,450,010)		5,279,683
	Warrants
Warrants — 0.0%
BG Medicine Inc. (Cost — $0)	51,922	375,861	*(a)(b)(c)(d)
Total Investments — 100.0% (Cost — $945,407,431#)		1,291,771,142
Liabilities in Excess of Other Assets — 0.0%		(96,471)
Total Net Assets — 100.0%		$1,291,674,671

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At April 30, 2011, the total market value of Affiliated Companies was $32,683,330, and the cost was $50,296,615.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Illiquid security.

(d)	Restricted Security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

April 30, 2011

Assets:
Investments in unaffiliated securities, at value (Cost — $895,110,816)	$1,259,087,812
Investments in affiliated securities, at value (Cost — $50,296,615)	32,683,330
Cash	2,122,144
Receivable for securities sold	11,010,868
Receivable for Fund shares sold	1,403,569
Dividends receivable	233,072
Prepaid expenses	12,131
Other assets	10,303
Total Assets	1,306,563,229

Liabilities:
Payable for securities purchased	9,329,790
Payable for Fund shares repurchased	3,506,011
Distribution fees payable	824,131
Investment management fee payable	695,754
Accrued expenses	532,872
Total Liabilities	14,888,558
Total Net Assets	$1,291,674,671

Net Assets:
Par value (Note 7)	$35,932
Paid-in capital in excess of par value	1,125,934,504
Accumulated net investment loss	(4,341,216)
Accumulated net realized loss on investments and foreign currency transactions	(176,319,689)
Net unrealized appreciation on investments and foreign currencies	346,365,140
Total Net Assets	$1,291,674,671

Shares Outstanding:
ClassA	1,534,953
ClassC	29,080,109
ClassR	345,142
ClassFI	333,601
ClassI	4,637,834

Net Asset Value:
ClassA (and redemption price)	$34.88
ClassC*	$34.30
ClassR (and redemption price)	$43.76
ClassFI (and redemption price)	$44.28
ClassI (and redemption price)	$45.44
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$37.01

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2011

Investment Income:
Dividends from unaffiliated investments	$6,398,479
Dividends from affiliated investments	151,907
Interest	2,957
Less: Foreign taxes withheld	(84,079)
Total Investment Income	6,469,264

Expenses:
Distribution fees (Notes 2 and 5)	5,031,176
Investment management fee (Note 2)	4,389,443
Transfer agent fees (Note 5)	613,077
Custody fees	72,551
Legal fees	58,109
Directors’ fees	46,895
Shareholder reports	37,538
Registration fees	28,728
Audit and tax	15,747
Miscellaneous expenses	41,600
Total Expenses	10,334,864
Less: Expense reimbursements (Notes 2 and 5)	(62,642)
Net Expenses	10,272,222
Net Investment Loss	(3,802,958)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) from:
Investment transactions	130,142,066
Foreign currency transactions	(60,958)
Net Realized Gain	130,081,108
Change in Net Unrealized Appreciation (Depreciation) from:
Investments	72,162,831
Foreign currencies	1,133
Change in Net Unrealized Appreciation (Depreciation)	72,163,964
Net Gain on Investments and Foreign Currency Transactions	202,245,072
Increase in Net Assets From Operations	$198,442,114

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended April 30, 2011 (unaudited) and the Year Ended October 31, 2010	2011	2010

Operations:
Net investment loss	$(3,802,958)	$(10,456,638)
Net realized gain	130,081,108	177,533,374
Change in net unrealized appreciation (depreciation)	72,163,964	112,678,222
Increase in Net Assets From Operations	198,442,114	279,754,958

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(220,160)
Decrease in Net Assets From Distributions to Shareholders	—	(220,160)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	42,111,758	80,999,668
Reinvestment of distributions	—	210,150
Cost of shares repurchased	(162,202,239)	(280,999,850)
Decrease in Net Assets From Fund Share Transactions	(120,090,481)	(199,790,032)
Increase in Net Assets	78,351,633	79,744,766

Net Assets:
Beginning of period	1,213,323,038	1,133,578,272
End of period*	$1,291,674,671	$1,213,323,038
* Includes accumulated net investment loss and overdistributed net investment income, respectively, of:	$(4,341,216)	$(538,258)

See Notes to Financial Statements.

12	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011[2]		2010	2009[3]	2009[4]

Net asset value, beginning of period	$29.72		$23.45	$14.53	$14.84

Income (loss) from operations:
Net investment income (loss)	(0.00)	[5]	(0.07)	0.04	0.01
Net realized and unrealized gain (loss)	5.16		6.34	8.88	(0.32)
Total income (loss) from operations	5.16		6.27	8.92	(0.31)

Net asset value, end of period	$34.88		$29.72	$23.45	$14.53
Total return[6]	17.36%		26.74%	61.39%	(2.09)%

Net assets, end of period (000s)	$53,538		$46,569	$38,171	$24,329

Ratios to average net assets:
Gross expenses	1.05%[7]		1.07%	1.03%[7]	1.14%[7]
Net expenses[8,9]	1.04	[7]	1.05	1.03 [7]	1.13 [7]
Net investment income (loss)	(0.02)	[7]	(0.25)	0.32 [7]	0.43 [7]

Portfolio turnover rate	29%		46%	42%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the period February 3, 2009 (inception date) to March 31, 2009.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	13

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011[2,3]	2010[3]	2009[3,4]	2009[3,5]	2008[3,5]	2007[3,5]	2006[5]

Net asset value, beginning of period	$29.35	$23.34	$14.52	$25.03	$40.81	$47.78	$43.93

Income (loss) from operations:
Net investment loss	(0.13)	(0.29)	(0.05)	(0.02)	(0.37)	(0.54)	(0.61)
Net realized and unrealized gain (loss)	5.08	6.30	8.87	(10.49)	(10.18)	2.25	10.23
Total income (loss) from operations	4.95	6.01	8.82	(10.51)	(10.55)	1.71	9.62

Less distributions from:
Net realized gains	—	—	—	—	(5.23)	(8.68)	(5.77)
Total distributions	—	—	—	—	(5.23)	(8.68)	(5.77)

Net asset value, end of period	$34.30	$29.35	$23.34	$14.52	$25.03	$40.81	$47.78
Total return[6]	16.87%	25.75%	60.74%	(41.99)%	(29.38)%	5.49%	22.79%

Net assets, end of period (000s)	$997,536	$955,414	$904,106	$611,440	$1,735,036	$3,372,771	$3,800,486

Ratios to average net assets:
Gross expenses	1.85%[7]	1.86%	1.78%[7]	1.82%	1.77%	1.78%	1.76%
Net expenses[8,9]	1.84 [7]	1.85	1.77 [7]	1.81	1.76	1.77	1.76
Net investment loss	(0.82) [7]	(1.04)	(0.41) [7]	(0.09)	(1.00)	(1.31)	(1.39)

Portfolio turnover rate	29%	46%	42%	78%	51%	36%	38%

[1]	On February 1, 2009, Primary Class shares were renamed as Class C shares.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]

Performance figures, exclusive of CDSCs, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

14	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2011[2]	2010	2009[3]	2009[4]	2008[4]	2007[5]

Net asset value, beginning of period	$37.36	$29.59	$18.38	$31.57	$49.86	$47.76

Income (loss) from operations:
Net investment income (loss)	(0.08)	(0.22)	(0.01)	0.08	(0.12)	(0.10)
Net realized and unrealized gain (loss)	6.48	7.99	11.22	(13.27)	(12.94)	2.20
Total income (loss) from operations	6.40	7.77	11.21	(13.19)	(13.06)	2.10

Less distributions from:
Net realized gains	—	—	—	—	(5.23)	—
Total distributions	—	—	—	—	(5.23)	—

Net asset value, end of period	$43.76	$37.36	$29.59	$18.38	$31.57	$49.86
Total return[6]	17.13%	26.26%	60.99%	(41.78)%	(29.07)%	4.40%

Net assets, end of period (000s)	$15,103	$13,320	$14,016	$9,242	$17,296	$520

Ratios to average net assets:
Gross expenses	1.41%[7]	1.45%	1.41%[7]	1.47%	1.36%	10.37%[7]
Net expenses[8,9]	1.40 [7]	1.44	1.41 [7]	1.46	1.35	1.22 [7]
Net investment income (loss)	(0.38) [7]	(0.63)	(0.07) [7]	0.29	(0.29)	(0.91) [7]

Portfolio turnover rate	29%	46%	42%	78%	51%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]	For the period December 28, 2006 (inception date) to March 31, 2007.

[6]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	15

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2011[2,3]	2010[3]	2009[3,4]	2009[3,5]	2008[3,5]	2007[3,5]	2006[5]

Net asset value, beginning of period	$37.75	$29.82	$18.49	$31.68	$49.88	$55.99	$50.25

Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.11)	0.03	0.14	(0.13)	(0.27)	(0.28)
Net realized and unrealized gain (loss)	6.55	8.04	11.30	(13.33)	(12.84)	2.84	11.79
Total income (loss) from operations	6.53	7.93	11.33	(13.19)	(12.97)	2.57	11.51

Less distributions From:
Net realized gains	—	—	—	—	(5.23)	(8.68)	(5.77)
Total distributions	—	—	—	—	(5.23)	(8.68)	(5.77)

Net asset value, end of period	$44.28	$37.75	$29.82	$18.49	$31.68	$49.88	$55.99
Total return[6]	17.30%	26.59%	61.28%	(41.63)%	(28.87)%	6.28%	23.75%

Net assets, end of period (000s)	$14,773	$13,231	$11,746	$7,193	$25,924	$64,892	$76,619

Ratios to average net assets:
Gross expenses	1.15%[7]	1.14%	1.18%[7]	1.21%	1.04%	1.01%	0.99%
Net expenses[8,9]	1.14 [7]	1.12	1.17 [7]	1.20	1.03	1.00	0.99
Net investment income (loss)	(0.12) [7]	(0.32)	0.18 [7]	0.49	(0.28)	(0.54)	(0.62)

Portfolio turnover rate	29%	46%	42%	78%	51%	36%	38%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011[2,3]	2010[3]	2009[3,4]	2009[3,5]	2008[3,5]	2007[3,5]	2006[5]

Net asset value, beginning of period	$ 38.67	$ 30.47	$ 18.84	$ 32.13	$ 50.35	$ 56.29	$ 50.36

Income (loss) from operations:
Net investment income (loss)	0.05	0.00 [6]	0.10	0.27	0.03	(0.13)	(0.17)
Net realized and unrealized gain (loss)	6.72	8.24	11.53	(13.56)	(13.02)	2.87	11.87
Total income (loss) from operations	6.77	8.24	11.63	(13.29)	(12.99)	2.74	11.70

Less distributions from:
Net investment income	—	(0.04)	—	—	—	—	—
Net realized gains	—	—	—	—	(5.23)	(8.68)	(5.77)
Total distributions	—	(0.04)	—	—	(5.23)	(8.68)	(5.77)

Net asset value, end of period	$45.44	$38.67	$30.47	$18.84	$32.13	$50.35	$56.29
Total return[7]	17.51%	27.07%	61.73%	(41.36)%	(28.62)%	6.58%	24.09%

Net assets, end of period (000s)	$210,725	$184,789	$165,539	$93,250	$199,864	$292,204	$328,071

Ratios to average net assets:
Gross expenses	0.78%[8]	0.81%	0.74%[8]	0.79%	0.72%	0.73%	0.72%
Net expenses[9,10]	0.77 [8]	0.79	0.73 [8]	0.78	0.72	0.72	0.71
Net investment income (loss)	0.25 [8]	0.01	0.60 [8]	0.98	0.07	(0.27)	(0.35)

Portfolio turnover rate	29%	46%	42%	78%	51%	36%	38%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management Special Investment Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service, that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

18	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$312,984,467	—	$5,554,575	$318,539,042
Health care	198,966,250	$12,674,908	—	211,641,158
Other common stock	755,935,398	—	—	755,935,398
Preferred stocks	—	—	5,279,683	5,279,683
Warrants	—	375,861	—	375,861
Total investments	$1,267,886,115	$13,050,769	$10,834,258	$1,291,771,142

† See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks	Preferred Stocks	Convertible Bonds & Notes	Warrants		Total
Balance as of October 31, 2010	$5,554,575	$13,356,609	$500,000	$0	*	$19,411,184
Accrued premiums/discounts	—	—	—	—		—
Realized gain(loss)	—	—	—	—		—
Change in unrealized appreciation (depreciation)[1]	—	1,923,077	—	375,861		2,298,938
Net purchases (sales)	—	—	250,000	—		250,000
Transfers into Level 3	—	—	—	—		—
Transfers out of Level 3	—	(10,000,003)	(750,000)	(375,861)		(11,125,864)
Balance as of April 30, 2011	$5,554,575	$5,279,683	—	—		$10,834,258
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2011[1]	—	—	—	—		—

*	Value is less than $1.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	19

securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of

20	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Commission recapture. The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the six months ended April 30, 2011, the Fund did not receive any commission rebates.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	21

state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, LLC, formerly, Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly-owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses. For the six months ended April 30, 2011, the Fund was reimbursed for expenses amounting to $62,642.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

22	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended April 30, 2011, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	—	$7,000

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating Director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$365,976,148
Sales	490,620,886

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$384,102,707
Gross unrealized depreciation	(37,738,996)
Net unrealized appreciation	$346,363,711

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses and expense reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 0.25% and 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plans for Class R and Class FI of the Fund provide for the payment of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	23

each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

For the six months ended April 30, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$62,800	$14,724
Class C	4,914,999	534,919
Class R	35,706	12,130
Class FI	17,671	11,077
Class I	—	40,227
Total	$5,031,176	$613,077

For the six months ended April 30, 2011, expense reimbursements by class were as follows:

Expense Reimbursements
Class A	$2,490
Class C	48,827
Class R	708
Class FI	701
Class I	9,916
Total	$62,642

6. Distributions to shareholders by class

	Six Months Ended April 30, 2011	Year Ended October 31, 2010
Net Investment Income:
Class A	—	—
Class C	—	—
Class R	—	—
Class FI	—	—
Class I	—	$220,160
Total	—	$220,160

7. Fund share transactions

At April 30, 2011, there were 100,000,000, 200,000,000, 500,000,000, 100,000,000 and 50,000,000 shares authorized at $0.001 par value for Class A, Class C, Class R, Class FI and Class I, respectively, of the Fund.

24	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	98,844	$3,284,131	242,176	$6,754,503
Shares repurchased	(130,716)	(4,332,956)	(302,866)	(8,540,314)
Net decrease	(31,872)	$(1,048,825)	(60,690)	$(1,785,811)

Class C
Shares sold	472,261	$15,102,518	1,065,650	$29,407,855
Shares repurchased	(3,947,652)	(126,848,960)	(7,240,479)	(199,637,334)
Net decrease	(3,475,391)	$(111,746,442)	(6,174,829)	$(170,229,479)

Class R
Shares sold	25,684	$1,057,531	106,341	$3,739,526
Shares repurchased	(37,128)	(1,538,695)	(223,396)	(7,479,342)
Net decrease	(11,444)	$(481,164)	(117,055)	$(3,739,816)

Class FI
Shares sold	17,714	$730,197	57,159	$2,028,717
Shares repurchased	(34,548)	(1,430,464)	(100,697)	(3,552,937)
Net decrease	(16,834)	$(700,267)	(43,538)	$(1,524,220)

Class I
Shares sold	518,327	$21,937,381	1,077,652	$39,069,067
Shares issued on reinvestment	—	—	6,307	210,150
Shares repurchased	(659,524)	(28,051,164)	(1,737,870)	(61,789,923)
Net decrease	(141,197)	$(6,113,783)	(653,911)	$(22,510,706)

8. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

Security	Number of Units/Shares /Interest	Acquisition Date(s)		Cost	Fair Value at 4/30/11	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
BG Medicine Inc., Common Stock	1,750,920	02/11		$15,795,030	$12,674,908	$7.24	0.98%	—	—
BG Medicine Inc., Warrants	51,922	—	^	0	375,861	7.24	0.03	—	—
Super Dimension Ltd., Series D-1	256,650	10/08		5,500,010	2,656,328	10.35	0.21	—	—
Super Dimension Ltd., Series D-2	209,986	10/08		4,500,000	2,173,355	10.35	0.17	—	—
				$25,795,040	$17,880,452		1.39%	—	—

^	Acquisition dates were 3/10, 9/10 and 11/10.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report	25

9. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended April 30, 2011:

	Affiliate Value at 10/31/10	Purchased		Sold		Dividend Income	Affiliate Value at 4/30/11	Realized Gain/ (Loss)
		Cost	Shares/ Par	Cost	Shares/ Par
BG Medicine Inc., Series D1	$8,076,926	—	—	$10,000,003	1,538,462	—	—	—
BG Medicine Inc., Convertible Demand Note[1]	500,000	$250,000	250,000	750,000	750,000	—	—	—
BG Medicine Inc. Common Stock[1]	—	15,795,030	1,750,920	—	—	$45,032	$12,674,908	—
BG Medicine Inc., Warrants	—	—	80,768	—	86,538	—	375,861	—
First Interstate BancSystem Inc., Class A Shares	12,312,000	—	—	—	—	106,875	12,996,000	—
Super Dimension Ltd., Series D-1	2,656,328	—	—	—	—	—	2,656,328	—
Super Dimension Ltd., Series D-2	2,173,355	—	—	—	—	—	2,173,355	—
Syncora Holdings Ltd.	710,145	—	—	—	—	—	1,806,878	—
	$26,428,754	$16,045,030		$10,750,003		$151,907	$32,683,330	—

[1]	BG Medicine completed its Initial Public Offering (“IPO”) on February 4, 2011. Concurrent with the IPO the preferred shares and convertible demand note converted to common stock.

10. Capital loss carryforward

As of October 31, 2010, the Fund had a net capital loss carryforward of approximately $295,613,711, all of which expires in 2017. This amount will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

11. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the six months ended April 30, 2011.

26	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

12. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

Legg Mason Capital Management Special Investment Trust, Inc.	27

Board approval of investment advisory and management agreement (unaudited)

At its November 2010 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the investment advisory and management agreement (the “Agreement”) with Legg Mason Capital Management, LLC (the “Adviser”). The Directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), met on October 13, 2010, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Agreement. At such October meeting the Independent Directors received presentations from the Adviser, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Directors further discussed renewal of the Agreement in executive session held on November 17, 2010.

In voting to approve continuance of the Agreement, the Board, including the Independent Directors, considered whether continuance of the Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreement.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by an affiliate of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser. The Board’s evaluation of the services provided by the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management by the Adviser.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and the Adviser’s affiliates, the financial resources available through the Adviser’s parent organization, Legg Mason, Inc.

The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a

28	Legg Mason Capital Management Special Investment Trust, Inc.

Board approval of investment advisory and management agreement (unaudited) (cont’d)

description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that although as of June 30, 2010, the Fund’s underperformance resulted in fifth quintile performance rankings for the 3 and 5 year periods, more recent performance was very positive with performance for the one-year period ended June 30, 2010 in the first quartile. The Board also noted competitive long-term performance, with 10-year performance in the third quintile. Based upon this performance, the quality of the personnel, and the Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps recently taken by the Adviser to improve performance and risk awareness, the Board concluded that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees foregone and expense reimbursements by the Adviser which partially reduced the management fee paid to the Adviser) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Adviser charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Adviser, which, among other things, set out the range of fees based on asset classes. In addition, the Adviser provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were

Legg Mason Capital Management Special Investment Trust, Inc.	29

competitive (first and third quintiles, respectively) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2010, which corresponds to Legg Mason’s most recently completed fiscal year. The Directors considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Adviser’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Agreement is in the best interest of the Fund.

Legg Mason Capital Management

Special Investment Trust, Inc.

Directors

Mark R. Fetting

Chairman

R. Jay Gerken, CFA

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Special Investment Trust, Inc.

Legg Mason Capital Management Special Investment Trust, Inc.

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Special Investment Trust, Inc. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013671 (6/11) SR11-1402

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

(This Exhibit should not be filed with the N-CSRS. It is not required in semi-annual report filings. )

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Capital Management Special Investment Trust Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Legg Mason Capital Management Special Investment Trust Inc.

Date: June 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Legg Mason Capital Management Special Investment Trust Inc.

Date: June 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Capital Management Special Investment Trust Inc.

Date: June 23, 2011